Exhibit 99.2

API Technologies Corp. Hires New Chief Financial Officer

Current CFO, Jack Freeman, Retires After 21 Years

ORLANDO, FL – (PRNewswire) – April 10, 2012 – API Technologies Corp. (NASDAQ:ATNY) (“API”, “API Technologies”, or the “Company”), a provider of electronics systems, subsystems, RF, and secure solutions for the defense, aerospace, and commercial industries, today announced the appointment of Phil Rekhemper as Chief Financial Officer and the retirement of current Chief Financial Officer, Jack Freeman. Mr. Freeman had served as the CFO of API since its merger with Spectrum Control, Inc. on June 1, 2011. Prior to joining API, Mr. Freeman had been a Director and the CFO of Spectrum Control for over 21 years.

Mr. Rehkemper brings more than 25 years of financial and strategic planning experience to API. For the last nine years, he was part of the management team of International Rectifier ( NYSE: IRF ), most recently serving as their Vice President of Finance. Prior to joining International Rectifier, Mr. Rehkemper was Chief Financial Officer and Vice President of Finance at Alliance Fiber Optic Products.

Bel Lazar, President and Chief Operating Officer of API, stated, “Jack’s industry experience and financial expertise have been extremely valuable throughout his tenure with API, with Jack playing a key role in our merger with Spectrum Control and the subsequent transition process. After a very distinguished career with API and Spectrum Control, we thank Jack, and wish him a long and healthy retirement.”

Mr. Lazar, continued, “We are very pleased and fortunate to have Phil join API. With his extensive industry experience and technical capabilities, he will undoubtedly assume a significant role in the ongoing growth and success of API.”

About API Technologies Corp.

API Technologies designs, develops and manufactures electronic systems, subsystems, RF and secure solutions for technically demanding defense, aerospace and commercial applications. API Technologies’ customers include many leading Fortune 500 companies. API Technologies trades on the NASDAQ under the symbol ATNY. For further information, please visit the Company website at www.apitechnologies.com.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, general economic and business conditions, government regulations, our ability to integrate and consolidate our operations, our ability to expand our operations in both new and existing markets, and the effect of growth on our infrastructure. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:

Bel Lazar

President and Chief Operating Officer

+1-877-274-0274

investors@apitech.com

Chris Witty

Darrow Associates

+1-646-438-9385

cwitty@darrowir.com